UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 11, 2016

SEARS HOMETOWN AND OUTLET STORES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35641	80-0808358
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5500 Trillium Boulevard, Suite 501 Hoffman Estates, Illinois		60192
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (847) 286-7000

(Former Name or Former Address, if Changed Since Last Report):

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Sears Hometown and Outlet Stores, Inc. (together with its subsidiaries, “we,” “us,” “our,” “SHO,” and the “Company”) separated from Sears Holdings Corporation (“Sears Holdings”) on October 11, 2012 (the “Separation”). In connection with the Separation, we entered into various agreements with Sears Holdings and several of its subsidiaries the “SHO-Sears Holdings Agreements”). For additional information regarding the SHO-Sears Holdings Agreements see our Annual Report on Form 10-K for the fiscal year ended January 30, 2016 (filed April 1, 2016; File No. 001-35641) and our definitive proxy statement relating to our Annual Meeting of Stockholders to be held on May 25, 2016 (filed April 22, 2016; File No. 001-35641).

According to publicly available information, ESL Investments, Inc. and its investment affiliates including Edward S. Lampert (together, “ESL”) own approximately 51% of our outstanding shares of common stock and approximately 50% of Sears Holdings’ outstanding shares of common stock. Edward S. Lampert, Chairman, Chief Executive Officer, and Director of ESL Investments, Inc., is the Chairman of the Board and Chief Executive Officer of Sears Holdings.

On May 11, 2016 the Company and Sears Holdings executed and delivered to each other amendments to the SHO-Sears Holdings Agreements (the “May 2016 Amendments”). The Audit Committee of the Company’s Board of Directors approved the May 2016 Amendments in accordance with the Company’s Related-Persons Transactions Approval Policy. The Board of Directors ratified the Audit Committee’s approval. Shearman & Sterling LLP and FTI Consulting, Inc. advised the Audit Committee and the Board of Directors with respect to their deliberations regarding the May 2016 Amendments.

The following are brief summaries of the terms and conditions of the amendments to the SHO-Sears Holdings Agreements made by the May 2016 Amendments that the Company believes are material to it.

1. Amended and Restated Merchandising Agreement (the “Restated MA”) between (i) Sears, Roebuck and Co. (“SRC”), Sears Holdings, and Kmart Corporation, (“Kmart” and together with SRC and Sears Holdings for the purposes of this summary “Seller”), and (ii) the Company, Sears Authorized Hometown Stores, LLC (“SAHS”), and Sears Outlet Stores, L.L.C. (“Sears Outlet” and together with the Company and SAHS (for the purposes of this summary, together “Buyer”). SRC and Kmart are wholly owned subsidiaries of Sears Holdings. SAHS and Sears Outlet are wholly owned subsidiaries of the Company. A copy of the Restated MA is filed as Exhibit 10.1 to this Form 8-K and is incorporated herein by reference. The following brief summary is qualified by, and is subject to, the terms and conditions of the Restated MA.

The Restated MA amends and restates the Merchandising Agreement dated August 8, 2012, as amended, between Seller and Buyer (the “Merchandising Agreement”). Among other things the Restated MA (a) extends the initial term of the Merchandising Agreement to February 1, 2020 (the “Initial Term”) (which among other things extends to that date the Company’s rights to purchase distressed and refurbished merchandise (“DRM”) and mark-out-of stock merchandise (“MOS”) for the Company’s Outlet business at existing pricing except as noted below) and provides one three-year extension to purchase KCD-branded (KENMORE®, CRAFTSMAN®, AND DIEHARD®) products, (b) establishes the product prices, KCD royalty rates, and KCD warranty rates for purchases from Seller through the Initial Term, except that Seller may increase charges if Seller’s costs increase due to a change in legislation, regulation, business conditions, or Seller’s operations, (c) amends Seller’s termination rights by (1) giving Seller the right to terminate if Buyer sells products or services provided by Seller in connection with a non-Sears-branded business and (2) adds a right for Seller to terminate its obligations under the Merchandise Agreement for a defined geographic market if Seller otherwise exits the geographic market, (d) adds the ability for Buyer to obtain from Seller unique products that Seller does not otherwise assort, (e) grants a license to Buyer to conduct specified commercial sales, subject to limitations, of Seller-provided products in exchange for a commission, (f) amends the dispute-resolution provisions to restrict both Buyer and

Seller from raising specified disputes or claims against the other that relate to an act or omission occurring more than 120 days prior to the date on which such dispute or claim was asserted (the “Stale Claims Agreement”), (g) adds a requirement that Buyer make Seller whole in the event a value added tax is imposed in the US, its territories, or Bermuda for products supplied to Buyer, (h) requires Buyer to pay invoices within 3 days through July 31, 2016, for which Buyer may take a 37 basis-point discount) and to pay invoices within ten days after July 31, 2016 without discount (the “Revised Payment Terms Agreement”), (i) adds specified products to the pool of DRM that Buyer must purchase from Seller, (j) adds obligations for Seller, subject to specified restrictions, to provide Buyer credits for KCD-branded DRM that are not repairable, (k) adds clarifying language on how vendor subsidies will be calculated and allocated and removes specified products from the allocation calculation, (l) adds an obligation for Buyer to repair specified Craftsman-branded ratchets using ratchet repair kits provided by Seller (at Sellers cost), (m) removes product services provisions from the Restated MA (which are amended and restated in the Services Amendment (defined below)), (n) adds a mechanism for Buyer to request that Seller supply products to a Buyer-operated non-Sears-branded business, (o) amends the non-saleable criteria for DRM to, among other things, remove specified products from being deemed non-saleable, (p) adds Buyer’s right to dispose of non-saleable products through a salvage process, and (q) adds Buyer’s express right to relocate stores without violating specified proximity restrictions.

2. Amendment No. 4 to Merchandising Agreement (the “Merchandising Amendment”) between (i) SRC, Sears Holdings, and Kmart (together for the purposes of this summary “Seller”), and (ii) the Company, SAHS, and Sears Outlet (together for the purposes of this summary “Buyer”). A copy of the Merchandising Amendment is filed as Exhibit 10.2 to this Form 8-K and is incorporated herein by reference. The following brief summary is qualified by, and is subject to, the terms and conditions of the Merchandising Amendment.

The Merchandising Amendment amends the Merchandising Agreement. Among other things, the Merchandising Amendment provides that (a) Buyer will pay Seller $600,000 and Buyer waives claims against Seller relating to product repair claims, and (b) Seller waives claims against Buyer relating to alleged KCD warranty fee underpayments and other IT and service-order transfer related claims. SHO and Sears Holdings have separately acknowledged to each other that the claims waivers in the Merchandising Amendment are intended to survive the effectiveness of the Restated MA.

3. Amendment No. 4 to Services Agreement (the “Services Amendment”) between the Company and Sears Holdings Management Corporation (“SHMC,” which is a wholly owned subsidiary of Sears Holdings). A copy of the Services Amendment is filed as Exhibit 10.3 to this Form 8-K and is incorporated herein by reference. The following brief summary is qualified by, and is subject to, the terms and conditions of the Services Amendment.

The Services Amendment amends the Services Agreement dated as of August 8, 2012, as amended, between the Company and SHMC (the “Services Agreement”). Among other things, the Services Amendment (a) extends the term of the Services Agreement through February 1, 2020, (b) establishes a process by which Company may request from SHMC additional services, modifications to the services, and terminations of services, (c) amends the requirements relating to the Company-requested migrations from specified SHMC-provided transition services, (d) adds, with respect to third-party claims relating to the migration of services, limitations on SHMC’s liability and indemnification from the Company to SHMC, (e) establishes a process for the Company to request that SHMC provide services to SHO-operated non-Sears-branded businesses, (f) adds SHMC’s right to terminate its obligations under the Services Agreement for a defined geographic market if SHMC otherwise exits such geographic market, (g) adds SHMC’s right to increase fees for services if a change in legislation, regulation, business conditions, or SHMC’s operations result in an increase in SHMC’s costs associated with one or more of the services, (h) adds the Company’s obligation to pay SHMC, under specified circumstances, increased fees and expenses from third-party providers, (i) provides that the Company may recover from SHMC the Company’s increased costs of merchandise if Sears Holdings rejects the Merchandising Agreement, and does not reject the Services Agreement, in a bankruptcy proceeding, (j) adds the Stale Claims Agreement and the Revised Payment Terms Agreement, (k) adds limitations on SHMC’s liability relating to SHMC’s provision of the services, (l) restates the Services Agreement’s Services Appendix with new appendices that describe SHMC’s transition services, product services, supply-chain services, and eCommerce services, (m) deletes all transition services that SHMC will no longer perform for the Company, (n) provides firm pricing for information technology transition services and other transition services, subject to exceptions, (o) appoints SHMC as the exclusive provider of supply-chain services, which subject to specified constraints the Company may terminate for convenience on 90-days’ notice, (p) establishes a framework to differentiate how specified merchandise purchased by the Company through SHMC, as a service provider under the Services Agreement, will be treated in contrast to merchandise purchased by the Company from Seller in accordance with the Restated MA, (q) requires SHMC to provide specified supply-chain services support for products purchased by the Company from third parties, (r) extends SHO’s “hybrid delivery” rights to February 1, 2020, (s) adds SHMC’s right to increase the costs of specified home delivery services upon 90 days’ notice to the Company, (t) caps SHMC’s liability for loss or damage caused by SHMC to products the Company buys from third parties, (u) appoints SHMC as the exclusive provider of product-repair services (subject to exceptions such as the Company right to repair non-KCD-branded products located at the Company’s Outlet Repair Distribution Centers), (v) eliminates the Company’s right to generally terminate product-repair services for convenience but the Company may terminate specified product-repair services if SHMC fails to comply with specified service-level agreements, (w) adds SHMC as exclusive provider of protection agreements, increases commissions SHMC must pay the Company for SHMC protection agreements the Company sells, and adds the Company’s right to receive commissions on protection-agreement renewals, (x) adds SHMC as the exclusive provider of specified parts to the Company, (y) adds SHMC’s rights of first refusal, subject to specified limitations, to provide specified services for the Company, (z) expands the Company’s rights to use marks and domain names licensed by SRC, including rights to (1) sell specified merchandise on previously non-transactional websites (such as searshometownstores.com) and (2) adds a license for the Company to operate searsoutlet.com on a platform other than that operated by SHMC (but specified restrictions apply including restrictions on specified new product sales on searsoutlet.com), (aa) adds that SHMC will enable all SHO locations not currently available as pick-up locations to be eligible to participate in “web-to-store” sales via sears.com, (bb) adds that the Company may sell non-KCD-branded products on websites that do not use a “Sears” name, (cc) modifies the eCommerce commissions payable by the Company to SHMC (including without limitation adding a 15% commission payable by the Company on specified eCommerce sales outside of specified territories) and the eCommerce commissions payable by SHMC to the Company, (dd) adds geographic restrictions to the Company’s eCommerce marketing rights, and (ee) adds the Company’s obligation to pay SHMC for specified ecommerce support services.

4. Amendment No. 1 to Supplemental Agreement (the “Supplemental Amendment”) between SHO and Sears Holdings. A copy of the Supplemental Amendment is filed as Exhibit 10.4 to this Form 8-K and is incorporated herein by reference. The following brief summary is qualified by, and is subject to, the terms and conditions of the Services Amendment.

The Supplemental Amendment amends the Supplemental Agreement dated as of December 9, 2013 between the Company and Sears Holdings (the “Supplemental Agreement”). Among other things, the Supplemental Amendment (a) adds releases to additional specified claims, (b) removes from the Supplemental Agreement issues SHO and Sears Holdings had reserved for continuing discussion, and (c) clarifies that claims are not released if they do not arise from those released by the Supplemental Agreement or arise from acts or omissions occurring after the date of release by the Supplemental Agreement.

5. Amendment No. 1 to Employee Transition and Administrative Services Agreement (the “ETASA Amendment”) between the SHO Group and SHMC. A copy of the ETASA Amendment is filed as Exhibit 10.5 to this Form 8-K and is incorporated herein by reference. The following brief summary is qualified by, and is subject to, the terms and conditions of the ETASA Amendment.

The ETASA Amendment amends the Employee Transition and Administrative Services Agreement dated as of August 31, 2012 between the SHO Group and SHMC (the “ETASA Agreement”). Among other things, the ETASA Amendment (a) deletes for the remainder of the term (which ends on April 30, 2018) the obligation of the SHO Group and SHMC to negotiate the per employee administrative fee, (b) adds the obligation of the SHO Group to pay SHMC under specified circumstances increased fees and expenses from third-party vendors asserting that they are legally entitled thereto as a result of the SHO Group receiving benefits from SHMC’s relationship with the third-party vendors, (c) adds the Stale Claims Agreement and the Revised Payment Terms Agreement, and (d) incorporates by reference and restates a Statement of Work #1 to the ETASA Agreement that, among other things, removes specified human resource services that will cease to be provided by SHMC in accordance with the ETASA Agreement.

6. Amendment No. 2 to Store License Agreement (Outlet) (the “Store License Amendment”) between SRC and Sears Outlet. A copy of the Store License Amendment is filed as Exhibit 10.6 to this Form 8-K and is incorporated herein by reference. The following brief summary is qualified by, and is subject to, the terms and conditions of the Store License Amendment.

The Store License Amendment amends the Store License Agreement (Outlet) dated August 8, 2012, as amended, between SRC and Sears Outlet (the “Store License Agreement”). Among other things, the Store License Amendments adds that if one or more specified events occur SRC grants to Sears Outlet a “springing” license to operate searsoutlet.com on web properties other than those owned or operated by Sears Holdings to promote and sell Outlet products (which does not include specified “New Products”) in the United States, its incorporated territories, and Bermuda until February 1, 2020.

7. Amendment No. 1 to Shop Your Way Rewards Retail Establishment Agreement (the “SYWR Amendment”) between the Company and SHMC. A copy of the SYWR Amendment is filed as Exhibit 10.7 to this Form 8-K and is incorporated herein by reference. The following brief summary is qualified by, and is subject to, the terms and conditions of the SYWR Amendment.

The SYWR Amendment amends the Shop Your Way Rewards Retail Establishment Agreement dated as of August 8, 2012 between the Company and SHMC (the “SYWR Agreement”). Among other things, the SYWR Amendment (a) delays the ability of the Company’s and SHMC each to exercise its rights to terminate the SYWR Agreement for convenience to December 31, 2019, (b) adds the Stale Claims Agreement and the Revised Payment Terms Agreement, and (c) adds the Company’s obligation to pay SHMC, under specified circumstances, increased fees and expenses from third-party providers.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The Exhibits listed in the accompanying “Exhibit Index” have been filed as part of this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEARS HOMETOWN AND OUTLET STORES, INC.

By:	/s/ CHARLES J. HANSEN
Charles J. Hansen
Vice President, General Counsel, and Secretary

Date: May 17, 2016

Exhibit Index

Exhibit Number	Exhibit Description

10.1(1)(2)	Amended and Restated Merchandising Agreement dated May 11, 2016 between (1) Sears, Roebuck and Co., Sears Holdings Corporation, and Kmart Corporation, and (2) Registrant, Sears Authorized Hometown Stores, LLC, and Sears Outlet Stores, L.L.C.

10.2(1)(2)	Amendment No. 4 to Merchandising Agreement dated May 11, 2016 between (1) Sears, Roebuck and Co., Sears Holdings Corporation, and Kmart Corporation, and (2) Registrant, Sears Authorized Hometown Stores, LLC, and Sears Outlet Stores, L.L.C.

10.3(1)(2)	Amendment No. 4 to Services Agreement dated May 11, 2016 between Registrant and Sears Holdings Management Corporation.

10.4(1)	Amendment No. 1 to Supplemental Agreement dated May 11, 2016 between Registrant and Sears Holdings Corporation.

10.5(1)	Amendment No. 1 to Employee Transition and Administrative Services Agreement dated May 11, 2016 between (1) Registrant, Sears Authorized Hometown Stores, LLC, and Sears Outlet Stores, L.L.C. (2) and Sears Holdings Management Corporation.

10.6(1)	Amendment No. 2 to Store License Agreement (Outlet) dated May 11, 2016 between Sears, Roebuck and Co. and Sears Outlet Stores, L.L.C.

10.7(1)	Amendment No. 1 to Shop Your Way Rewards Retail Establishment Agreement dated May 11, 2016 between Registrant and Sears Holdings Management Corporation.

(1)	Furnished herewith.
(2)	Specified provisions of this Exhibit have been omitted and separately filed with the Securities and Exchange Commission pursuant to a request for confidential treatment.